UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-04014
Meridian Fund, Inc.®

(Exact name of registrant as specified in charter)
60 E. Sir Francis Drake Boulevard
Suite 306
Larkspur, CA 94939

(Address of principal executive offices) (Zip code)
Gregg B. Keeling
60 E. Sir Francis Drake Boulevard
Suite 306
Larkspur, CA 94939

(Name and address of agent for service)
registrant’s telephone number, including area code: 415-461-8770
Date of fiscal year end: June 30
Date of reporting period: June 30, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

MERIDIAN FUND, INC.
July 6, 2011

To Our Shareholders:

Stocks experienced slight losses during the quarter ending June 30th. The primary concern is that the economic recovery may be losing steam. The S&P 500 declined 0.4%, the NASDAQ 0.3% and the Russell 2000 1.9%. Among the best performing sectors were footwear, apparel, pharmaceutical, healthcare and biotechnology companies. Forest products, energy equipment, precious metal, coal and mineral companies were among the worst performing groups. The yield on the ten-year bond dropped from 3.4% to 3.16% during the quarter. The decline, in our opinion, reflects the slowing economy and a move toward safety.

The economy grew at a modest 2% rate in the first quarter and recent indicators haven’t been encouraging. Housing remains weak, there has been little job growth, consumer confidence is dropping and manufacturing growth is slowing. Neither the government’s so-called stimulus program nor the Federal Reserve’s zero interest rate policy has been effective in generating a solid recovery. This has been one of the slowest economic recoveries since World War II. Many U.S. companies are doing well but, unfortunately, are choosing primarily to expand and hire internationally. We believe that the economy will continue to experience moderate growth through the balance of the year and job growth will pick up, but not fast enough to make a meaningful dent in the unemployment rate. The rate of inflation and interest rates will move moderately higher by year end, in our opinion.

Long-term investment results, history clearly shows, are improved by buying good companies or mutual funds consistently over an extended period of time. We welcome those new shareholders who joined the Meridian Funds during the quarter and appreciate the continued confidence of our existing shareholders.

Richard F. Aster, Jr.

Meridian Equity Income Fund® (MEIFX)

The Meridian Equity Income Fund’s net asset value per share at June 30, 2011 was $10.61. This represents an increase of 7.4% for the calendar year to date. The Fund’s total return and average annual compound rate of return since inception January 31, 2005 were 35.0% and 4.8%, respectively. At the close of the quarter, total net assets were $35,643,598 and were invested 5.2% in cash and other assets net of liabilities and 94.8% in stocks. At the close of the quarter there were 564 shareholders in the Equity Income Fund.

Our basic strategy remains unchanged. The Fund continues to seek to invest in companies with above-average dividend yields, strong financial returns and that have, in our opinion, the ability to grow dividends. The severe downturn in the economy and corporate profits resulted in dividend cuts for companies which previously were considered safe. Dividends for good companies, however, have stabilized and are beginning to grow again, as the economy improves. The Fund is diversified with 60 holdings representing 60 different industry groups. At the end of the June 2011 quarter, the portfolio’s average holding had a five-year average return on equity of 19.8% and an average dividend yield of 3.3%; both measures substantially higher than the average S&P 500 stock. The yield compares favorably also to the 3.2% yield on the ten-year Treasury bond. The average holding has a market capitalization of $35.1 billion, a debt ratio of 38.9% and earnings per share that are projected to increase 9.43% annually during the next several years. We believe these financial characteristics will lead to positive long-term returns for the Fund.

During the quarter we purchased shares of International Paper, 3M and Molson Coors Brewing Company. We sold our positions in MeadWestvaco and Ryder System.

Norfolk Southern Corp., a current holding, is one of the largest railroads in the United States, operating primarily in the Southeastern, Eastern and Midwestern United states. Freight includes consumer goods and industrial products, as well as general commodities such as agricultural goods, coal, petroleum and chemicals. The company provides logistic services and participates in the international markets through its intermodal network which accounts for 20% of revenues. Norfolk has strong financial characteristics and growth prospects are good. The stock has done well but still yields 2.17%, which is above the S&P 500 average of 2.00%.

Meridian Growth Fund® (MERDX)

The Meridian Growth Fund’s net asset value per share at June 30, 2011 was $47.61. This represents an increase of 6.8% for the calendar year to date. The Fund’s total return and average annual compound rate of return since inception August 1, 1984 were 2,533.0% and 12.9%, respectively. At the close of the quarter, total net assets were $2,615,081,827 and were invested 5.0% in cash, cash equivalents and other assets net of liabilities and 95.0% in stocks. At the close of the quarter there were 88,526 shareholders in the Growth Fund.

Our investment outlook and strategy haven’t changed. We purchased shares in Arcos Dorados and didn’t eliminate any positions during the quarter. We did, however, adjust the weightings of a number of our holdings. The portfolio is made up of small and medium-sized growth stocks which, on average, are reasonably valued, have solid growth prospects and good financial characteristics. We own fifty-six different positions and the heaviest areas of concentration remain technology, industrial and consumer stocks. It is interesting to note that 40% or more of the revenue of many of our companies is now generated internationally.

RPM International, a current holding, manufactures a diverse portfolio of coating and sealant products for the industrial and consumer segments. The company is a market leader globally in various product segments such as polymer flooring systems, corrosion control coatings, and latex caulk and sealants. RPM is benefiting from global infrastructure spending as its products are used in the construction of highways, bridges, and utility facilities, etc. The company sells products used in wind and solar power generation and the eventual recovery in housing and commercial construction will boost revenue also. RPM is expected to boost growth through acquisitions, international expansion, and new product launches. The company has an experienced management team with a strong track record. The shares sell at a reasonable valuation given the company’s balance sheet, financial returns and long-term growth prospects while offering an attractive 4% dividend yield.

The Meridian Growth Fund’s long term performance has earned several recent accolades. See In The News, below.

Meridian Value Fund® (MVALX)

The Meridian Value Fund’s net asset value per share at June 30, 2011 was $29.59. This represents an increase of 2.4% for the calendar year to date. The Fund’s total return and average annual compound rate of return since June 30, 1995 were 729.8% and 14.1%, respectively. The comparable period returns for the S&P 500 with dividends were 222.6% and 7.6%, respectively. At the close of the quarter, total net assets were $869,311,976 and were invested 4.6% in cash, cash equivalents and other assets net of liabilities and 95.4% in stocks. At the close of the quarter there were 40,982 shareholders in the Value Fund.

Our investment strategy remains unchanged. We continue to seek out-of-favor companies exemplified by an extended period of declining earnings. Over the past two years most earnings problems were related to poor economic conditions. During this period we invested in many high quality companies at attractive valuations. These are companies, in most cases, with leading and defensible market positions, high returns on invested capital, strong balance sheets and proven management teams. Many of these investments lagged the market during the strong rally off the 2009 market lows and continued to underperform in 2010 as the market favored smaller, higher growth companies. With some stability in the economy, we now see more companies that fit our strategy for company-specific reasons. These investments are the traditional strength and point of differentiation of the Meridian Value Fund. We are gradually shifting the portfolio to more of these investments and expect that this should bode well for a return to the Fund’s historically strong performance levels. We hold 55 positions, representing 34 industry groups. We continue to invest in companies of all market capitalizations and our largest areas of concentration are technology, retail and transportation.

During the quarter we purchased shares of GATX, Hospira, Huron Consulting Group, ICON and International Speedway. We sold our positions in Forest Oil, Gen-Probe, Northern Trust and NVIDIA.

Costco, a current holding, is the leading warehouse club in the United States with additional locations in Canada, Mexico, the UK and parts of Asia. In an environment of sluggish consumer and small business spending, Costco’s ultra-low prices should drive traffic gains versus retail peers. Membership fees, which constitute the majority of the company’s profits, continue to grow through adding new members, up-selling higher fee memberships and periodic fee increases. Additionally, Costco is expanding its units at a measured pace with greater opportunities abroad. The company has an excellent balance sheet and trades at a reasonable valuation, taking into consideration it’s over $11 in net cash per share, quality of management, leading competitive position and future growth.

In The News

•	Meridian Growth Fund featured in The Motley Fool’s, “Here’s what Meridian Growth Fund Bought and Sold Last Quarter”. www.fool.com June 16, 2011

•	Meridian Growth Fund included in Ben Baden’s, “50 Best Funds for the Everyday Investor”. money.usnews.com June 1, 2011

•	Meridian Growth Fund featured in Marla Brill’s, “Mining Mid-Cap Growth”. Financial Advisor Magazine June, 2011

•	Meridian Growth Fund mentioned in Tom Sullivan’s, “A Mid-Cap Moment”. online.barrons.com April, 2011

•	Meridian Growth Fund featured in Benjamin Shepherd’s, “Resilient in Tragedy”. LOUIS RUKEYER’S MUTUAL FUNDS April, 2011

You can sign up for E-mail Alerts on our website at www.meridianfund.com. When you sign up for E-mail Alerts you will receive notification of news items, shareholder reports, SEC filings, and other information regarding the Meridian Funds.

Miscellaneous

The Meridian Funds are no-load and there are no transaction fees or commissions charged when you purchase shares directly through our transfer agent, BNY Mellon Investment Servicing (U.S.), Inc. This is a very cost-effective way to purchase shares of the Meridian Funds if you do not need the services of a broker-dealer or if you make multiple purchases.

The information provided in this report should not be considered investment advice or a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in a particular Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. Securities discussed are presented as illustrations of companies that fit a particular Fund’s investment strategy and do not represent a Fund’s entire portfolio and in the aggregate may represent only a small percentage of a Fund’s portfolio holdings. It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that investment decisions Fund management makes in the future will be profitable or will equal the investment performance of the securities discussed herein. Management’s views presented herein and any discussion of a particular Fund’s portfolio holdings or performance are as of June 30, 2011 and are subject to change without notice.

Meridian Equity Income Fund
Summary of Portfolio Holdings
June 30, 2011

Portfolio Holdings by Category (% of total net assets)

Railroads	1.8%	$629,412
Restaurants	1.8	623,968
Diversified Financial Services	1.7	608,971
Apparel Accessories & Luxury Goods	1.7	607,936
Food & Meats-Packaged	1.7	605,956
Media-Broadcasting & Cable TV	1.7	600,908
Pharmaceuticals	1.7	597,682
Insurance Brokers	1.7	597,123
Paper & Packaging	1.7	597,072
Retail	1.7	591,035
Publishing	1.7	590,931
Telecommunication Services-Integrated	1.7	589,880
Health Care Equipment & Supplies	1.6	586,520
Food Distributors	1.6	586,184
Metal & Glass Containers	1.6	585,270
Health Care Products	1.6	584,962
Independent Power Producers & Energy	1.6	584,584
Industrial Machinery	1.6	583,443
Industrial Conglomerates	1.6	578,585
Oil & Gas-Storage & Transportation	1.6	575,610
Paper & Forest Products	1.6	575,526
Chemicals-Diversified	1.6	572,930
REITs-Diversified	1.6	571,875
Construction & Engineering	1.6	571,302
Tobacco	1.6	570,941
Soft Drinks	1.6	569,946
Software & Services	1.6	566,800
Leisure & Amusement	1.6	564,450
Insurance-Multi-Line	1.6	563,490
Personal Products	1.6	562,800
Home Improvement Retail	1.6	561,410
Electronic Equipment Manufacturing	1.6	559,209
Hypermarkets & Super Centers	1.6	558,767
Aerospace & Defense	1.6	558,693
Chemicals-Specialty	1.6	554,782
Distribution & Wholesale	1.6	554,064
Electric Utilities	1.6	553,817
Steel	1.5	552,348
Banking-Regional Banks	1.5	551,445
Insurance-Property & Casualty	1.5	550,688
Semiconductors	1.5	549,695
Media	1.5	549,187
Electrical Components & Equipment	1.5	545,580
Health Care Technology	1.5	543,273
Consumer Products-Household	1.5	542,464
Commercial Printing	1.5	539,569
Asset Management & Custody Banks	1.5	538,784
Office Services & Supplies	1.5	537,966
Brewers	1.5	536,880
Energy	1.5	534,768
Data Processing & Outsourced Services	1.5	534,528
Apparel Retail	1.5	532,376
Industrial	1.5	528,120
Air Freight & Logistics	1.5	526,190
Computer Hardware	1.5	524,069
Banking-Thrifts & Mortgage Finance	1.5	523,341
Household-Home Furnishings	1.5	522,342
Banking-Commercial	1.4	516,372
Environmental Facilities & Services	1.4	513,953
Diversified Capital Markets	1.4	489,376
Cash & Other Assets, Less Liabilities	5.2	1,863,450

	100.0%	$35,643,598

Meridian Growth Fund
Summary of Portfolio Holdings
June 30, 2011

Portfolio Holdings by Category (% of total net assets)
Tech-Software	13.7%	$357,763,816
Retail	12.0	315,254,998
Technology	7.1	184,730,534
Energy	5.4	140,320,771
Insurance Brokers	4.8	126,375,739
Banking-Commercial	4.4	116,000,681
Brokerage & Money Management	3.9	101,833,007
Industrial Conglomerates	3.9	101,174,917
Industrial Services	3.7	98,363,662
Restaurants	3.5	91,251,079
Building Products	3.1	80,786,104
Health Care Products	3.1	80,320,089
U.S. Government Obligations	3.1	79,999,200
Distribution & Wholesale	2.7	70,818,239
Chemicals-Specialty	2.3	61,410,684
Electronic Equipment Manufacturing	2.3	59,631,690
Trucking	2.2	57,237,895
Leisure & Amusement	2.1	55,767,424
Flooring & Carpets	2.1	55,424,761
Air Freight & Logistics	2.1	54,225,567
Consumer Services	2.0	52,645,005
Real Estate Management & Services	2.0	51,789,560
Furniture & Fixtures	1.7	43,908,582
Health Care Technology	1.5	39,097,996
Health Care Information Services	1.5	38,319,637
Cellular Communications	1.4	36,849,531
Automotive Wholesale Services	0.5	13,187,800
Cash & Other Assets, Less Liabilities	1.9	50,592,859

	100.0%	$2,615,081,827

Meridian Value Fund
Summary of Portfolio Holdings
June 30, 2011

Portfolio Holdings by Category (% of total net assets)
Retail	8.1%	$70,367,928
Industrial Products	7.0	61,089,229
Diversified Financial Services	6.5	56,521,257
Leisure & Amusement	6.4	55,663,468
Industrial Services	5.8	50,638,891
Technology	5.5	47,931,938
Energy	5.2	45,203,010
U.S. Government Obligations	3.5	29,999,700
Railroads	3.3	28,339,960
Industrial	3.2	27,763,492
Insurance Brokers	3.0	26,413,175
Automotive Wholesale Services	2.9	24,981,175
Tech-Software	2.8	24,235,424
Utilities	2.6	22,858,804
Household Appliances	2.5	21,722,354
Office Services & Supplies	2.4	21,110,226
Transportation	2.4	20,626,928
Home Improvement Retail	2.2	19,298,487
Banking	2.2	19,176,204
Air Freight & Logistics	1.9	16,972,780
Agriculture	1.9	16,183,674
Business Services	1.7	15,028,650
Trucking	1.7	14,564,520
Storage	1.6	14,034,031
Semiconductors	1.6	13,892,445
Brokerage & Money Management	1.6	13,861,855
Environmental Facilities & Services	1.6	13,562,553
REITs-Diversified	1.5	13,282,800
Pharmaceuticals	1.2	10,346,414
Aerospace & Defense	1.1	9,481,495
Banking-Commercial	1.1	9,381,350
Consulting Services	1.0	8,570,577
Metals	1.0	8,440,908
Health Care Services	0.9	8,269,560
Cash & Other Assets, Less Liabilities	1.1	9,496,714

	100.0%	$869,311,976

Meridian Fund, Inc.
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period January 1, 2011 to June 30, 2011

We believe it is important for you to understand the impact of fees and expenses on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which generally include costs for portfolio management and administrative services, and other Fund expenses. Operating expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of the portfolio. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period and assume reinvestment of all dividends and distributions.

	Beginning	Ending			Expenses
	Account Value	Account Value	Expense		Paid During
	1/1/11	6/30/11	Ratio(1)		Period(2)

Actual Fund Return (See explanation below)
Meridian Equity Income Fund	$1,000.00	$1,073.90	1.25	%(4)	$6.43
Meridian Growth Fund	$1,000.00	$1,067.80	0.80%		$4.10
Meridian Value Fund	$1,000.00	$1,023.90	1.08%		$5.42
Hypothetical 5% Return(3) (See explanation below)
Meridian Equity Income Fund	$1,000.00	$1,018.60	1.25	%(4)	$6.26
Meridian Growth Fund	$1,000.00	$1,020.83	0.80%		$4.01
Meridian Value Fund	$1,000.00	$1,019.44	1.08%		$5.41

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, then divided by 365.

(3)	Before expenses.

(4)	See note 2 to Financial Statements.

Meridian Fund, Inc.
Disclosure of Fund Expenses (Unaudited) (continued)
For the Six Month Period January 1, 2011 to June 30, 2011

The table above illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this 5% Return hypothetical example with the 5% Return hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as short-term redemption and exchange fees or sales and service charges you may pay third party broker/dealers. Had these transactional costs been included, your costs would have been higher. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Management’s Discussion of Meridian Equity Income Fund®
Performance

During the fiscal year ended June 30, 2011, the Meridian Equity Income Fund gained 27.30% compared to a gain of 30.69% for the S&P 500 with reinvested dividends, a gain of 37.41% for the Russell 2000 and a gain of 31.49% for the NASDAQ.

The Equity Income Fund is highly diversified. During the period the Fund was invested in companies individually comprising 73 sectors. During the period each sector holding was typically weighted between 1.50% and 1.75% of net assets. As a result of this strategy one sector cannot move the performance dramatically in any direction.

The Fund’s strongest performance was from companies in the household appliances, electric components & equipment, industrial machinery, energy, apparel accessories & luxury and diversified chemicals sectors. The Fund’s weakest performance was from companies in the thrift & mortgage banking, property & casualty insurance, commercial banking and electric utilities sectors.

The Fund strategy emphasizes investments in companies that typically pay dividends or interest, have the potential for capital appreciation and which the Investment Adviser believes may have the capacity to raise dividends in the future.

Value of $10,000 invested in the Meridian Equity Income Fund and the S&P 500 Index

	Meridian Equity	S&P 500
	Income Fund	Index
1/31/2005 *	10000	10000
03/31/05	10090	10030
06/30/05	10100	10167
09/30/05	10360	10533
12/31/05	10599	10753
03/31/06	11358	11206
06/30/06	11186	11044
09/30/06	11915	11670
12/31/06	12672	12452
03/31/07	12796	12531
06/30/07	13604	13318
09/30/07	13324	13589
12/31/07	12608	13136
03/31/08	11979	11895
06/30/08	11449	11571
09/30/08	11195	10602
12/31/08	8813	8276
03/31/09	7411	7365
06/30/09	8386	8538
09/30/09	10068	9871
12/31/09	10778	10467
03/31/10	11513	11031
06/30/10	10603	9771
09/30/10	11700	10874
12/31/10	12570	12044
03/31/11	13296	12757
06/30/11	13499	12769

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

*	Inception date.

Management’s Discussion of Meridian Growth Fund®
Performance

During the fiscal year ended June 30, 2011, the Meridian Growth Fund gained 40.51% compared to a gain of 30.69% for the S&P 500 with reinvested dividends, a gain of 37.41% for the Russell 2000 and a gain of 31.49% for the NASDAQ.

The Growth Fund’s performance reflected the strength of our holdings during the period in the technology, retail and energy sectors (representing approximately twenty-two, eleven and five percent of total portfolio holdings, respectively), as well as the performance of individual stocks that may be the only issue we own in a particular sector. Two sectors under-performed, commercial banking and restaurants, along with single holdings in the flooring & carpets and REIT sectors (all together comprising approximately six percent of the total portfolio). The remaining industry sectors all contributed to positive performance.

Value of $10,000 invested in the Meridian Growth Fund, the Russell 2000 Index and the S&P 500 Index

	Meridian Growth	S&P 500	Russell 2000
	Fund	Index	Index
06/30/01	10000	10000	10000
06/30/02	10042	8202	9140
06/30/03	10022	8223	8990
06/30/04	13393	9793	11990
06/30/05	13748	10412	13123
06/30/06	15134	11309	15037
06/30/07	18114	13636	17507
06/30/08	15614	11848	14673
06/30/09	13583	8743	11003
06/30/10	16595	10004	13366
06/30/11	23318	13075	18367

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Management’s Discussion of Meridian Value Fund®
Performance

During the fiscal year ended June 30, 2011, the Meridian Value Fund gained 30.13% compared to a gain of 30.69% for the S&P 500 with reinvested dividends, a gain of 37.41% for the Russell 2000 and a gain of 31.49% for the NASDAQ.

The Value Fund’s performance reflected the strength of our holdings in the technology, leisure & amusement, retail, industrial services and diversified financial services sectors (together representing approximately thirty-nine percent of total portfolio holdings), as well as the performance of individual stocks that may comprise the only holding in a particular sector. This was offset primarily by relative weakness in banking, metals and trucking sector holdings, along with weakness in individual stocks in sectors including utilities and storage that represent the only issue we may own in a particular sector.

The Meridian Value Fund’s strategy is to invest in stocks, across a range of market capitalizations, which the Investment Adviser believes are undervalued in relation to the issuer’s long-term earnings power, asset value and/or the stock market in general. Investments include both smaller company equities and mid-to-large capitalization stocks. Based on this strategy, the Fund’s average compounded annual return for the ten-year period from June 30, 2001 to June 30, 2011 was a 6.38% gain compared to a 2.72% gain for the S&P 500, with reinvested dividends. The Meridian Value Fund’s average compounded annual return from inception to June 30, 2011 was a gain of 13.12%, compared to a gain of 8.54% for the S&P 500, with reinvested dividends. (Inception date: February 10, 1994. Prior to June 30, 1995 the Value Fund’s cash position was approximately 50%, as the Fund was in the start-up process of becoming fully invested).

Value of $10,000 invested in the Meridian Value Fund and the S&P 500 Index

	Meridian Value	S&P 500
	Fund	Index
06/30/01	10000	10000
06/30/02	9822	8202
06/30/03	10246	8223
06/30/04	13063	9793
06/30/05	14108	10412
06/30/06	15145	11309
06/30/07	18765	13636
06/30/08	17110	11848
06/30/09	12709	8743
06/30/10	14260	10004
06/30/11	18556	13075

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Equity Income Fund
Schedule of Investments
June 30, 2011

	Shares	Value

COMMON STOCKS - 94.8%

AEROSPACE & DEFENSE - 1.6%
Lockheed Martin Corp.	6,900	$558,693

AIR FREIGHT & LOGISTICS - 1.5%
United Parcel Service, Inc. Class B	7,215	526,190

APPAREL ACCESSORIES & LUXURY GOODS - 1.7%
VF Corp.	5,600	607,936

APPAREL RETAIL - 1.5%
American Eagle Outfitters, Inc.	41,755	532,376

ASSET MANAGEMENT & CUSTODY BANKS - 1.5%
Federated Investors, Inc. Class B	22,600	538,784

BANKING-COMMERCIAL - 1.4%
Bank of Hawaii Corp.	11,100	516,372

BANKING-REGIONAL BANKS - 1.5%
Cullen/Frost Bankers, Inc.	9,700	551,445

BANKING-THRIFTS & MORTGAGE FINANCE - 1.5%
Hudson City Bancorp, Inc.	63,900	523,341

BREWERS - 1.5%
Molson Coors Brewing Co. Class B	12,000	536,880

CHEMICALS-DIVERSIFIED - 1.6%
EI du Pont de Nemours & Co.	10,600	572,930

CHEMICALS-SPECIALTY - 1.6%
RPM International, Inc.	24,100	554,782

COMMERCIAL PRINTING - 1.5%
R. R. Donnelley & Sons Co.	27,515	539,569

COMPUTER HARDWARE - 1.5%
Diebold, Inc.	16,900	524,069

CONSTRUCTION & ENGINEERING - 1.6%
Mine Safety Appliances Co.	15,300	571,302

CONSUMER PRODUCTS-HOUSEHOLD - 1.5%
Kimberly-Clark Corp.	8,150	542,464

DATA PROCESSING & OUTSOURCED SERVICES - 1.5%
Paychex, Inc.	17,400	534,528

DISTRIBUTION & WHOLESALE - 1.6%
Genuine Parts Co.	10,185	554,064

DIVERSIFIED CAPITAL MARKETS - 1.4%
NYSE Euronext	14,280	489,376

DIVERSIFIED FINANCIAL SERVICES - 1.7%
Broadridge Financial Solutions, Inc.	25,300	608,971

ELECTRICAL COMPONENTS & EQUIPMENT - 1.5%
Hubbell, Inc. Class B	8,400	545,580

ELECTRIC UTILITIES - 1.6%
PPL Corp.	19,900	553,817

ELECTRONIC EQUIPMENT MANUFACTURING - 1.6%
Molex, Inc.	21,700	559,209

ENERGY - 1.5%
Chevron Corp.	5,200	534,768

The accompanying notes are an integral part of the financial statements.

Meridian Equity Income Fund
Schedule of Investments (continued)
June 30, 2011

	Shares	Value

COMMON STOCKS (continued)
ENVIRONMENTAL FACILITIES & SERVICES - 1.4%
Waste Management, Inc.	13,790	$513,953

FOOD DISTRIBUTORS - 1.6%
SYSCO Corp.	18,800	586,184

FOOD & MEATS-PACKAGED - 1.7%
Kraft Foods, Inc. Class A	17,200	605,956

HEALTH CARE EQUIPMENT & SUPPLIES - 1.6%
Hillenbrand, Inc.	24,800	586,520

HEALTH CARE PRODUCTS - 1.6%
Baxter International, Inc.	9,800	584,962

HEALTH CARE TECHNOLOGY - 1.5%
Medtronic, Inc.	14,100	543,273

HOME IMPROVEMENT RETAIL - 1.6%
Home Depot, Inc.	15,500	561,410

HOUSEHOLD-HOME FURNISHINGS - 1.5%
Leggett & Platt, Inc.	21,425	522,342

HYPERMARKETS & SUPER CENTERS - 1.6%
Wal-Mart Stores, Inc.	10,515	558,767

INDEPENDENT POWER PRODUCERS & ENERGY - 1.6%
Constellation Energy Group, Inc.	15,400	584,584

INDUSTRIAL - 1.5%
Harsco Corp.	16,200	528,120

INDUSTRIAL CONGLOMERATES - 1.6%
3M Co.	6,100	578,585

INDUSTRIAL MACHINERY - 1.6%
Eaton Corp.	11,340	583,443

INSURANCE BROKERS - 1.7%
Willis Group Holdings Plc (United Kingdom)	14,525	597,123

INSURANCE-MULTI-LINE - 1.6%
Chubb Corp.	9,000	563,490

INSURANCE-PROPERTY & CASUALTY - 1.5%
Mercury General Corp.	13,945	550,688

LEISURE & AMUSEMENT - 1.6%
Carnival Corp.	15,000	564,450

MEDIA - 1.5%
Time Warner, Inc.	15,100	549,187

MEDIA-BROADCASTING & CABLE TV - 1.7%
Time Warner Cable, Inc.	7,700	600,908

METAL & GLASS CONTAINERS - 1.6%
Greif, Inc. Class A	9,000	585,270

OFFICE SERVICES & SUPPLIES - 1.5%
Pitney Bowes, Inc.	23,400	537,966

OIL & GAS-STORAGE & TRANSPORTATION - 1.6%
Spectra Energy Corp.	21,000	575,610

PAPER & FOREST PRODUCTS - 1.6%
International Paper Co.	19,300	575,526

PAPER & PACKAGING - 1.7%
Sonoco Products Co.	16,800	597,072

The accompanying notes are an integral part of the financial statements.

Meridian Equity Income Fund
Schedule of Investments (continued)
June 30, 2011

	Shares	Value

COMMON STOCKS (continued)
PERSONAL PRODUCTS - 1.6%
Avon Products, Inc.	20,100	$562,800

PHARMACEUTICALS - 1.7%
Johnson & Johnson	8,985	597,682

PUBLISHING - 1.7%
McGraw-Hill Cos., Inc. (The)	14,100	590,931

RAILROADS - 1.8%
Norfolk Southern Corp.	8,400	629,412

REITS-DIVERSIFIED - 1.6%
Kimco Realty Corp. REIT	30,680	571,875

RESTAURANTS - 1.8%
McDonald’s Corp.	7,400	623,968

RETAIL - 1.7%
Mattel, Inc.	21,500	591,035

SEMICONDUCTORS - 1.5%
Microchip Technology, Inc.	14,500	549,695

SOFT DRINKS - 1.6%
Coca-Cola Co. (The)	8,470	569,946

SOFTWARE & SERVICES - 1.6%
Microsoft Corp.	21,800	566,800

STEEL - 1.5%
Nucor Corp.	13,400	552,348

TELECOMMUNICATION SERVICES-INTEGRATED - 1.7%
AT&T, Inc.	18,780	589,880

TOBACCO - 1.6%
Reynolds American, Inc.	15,410	570,941

TOTAL INVESTMENTS - 94.8%
(Cost $29,966,974)		33,780,148

CASH AND OTHER ASSETS, LESS LIABILITIES - 5.2%		1,863,450

NET ASSETS - 100.0%		$35,643,598

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Meridian Growth Fund
Schedule of Investments
June 30, 2011

	Shares	Value

COMMON STOCKS - 95.0%

AIR FREIGHT & LOGISTICS - 2.1%
Expeditors International of Washington, Inc.	1,059,300	$54,225,567

AUTOMOTIVE WHOLESALE SERVICES - 0.5%
Copart, Inc.*	283,000	13,187,800

BANKING-COMMERCIAL - 4.4%
Bank of Hawaii Corp.	1,072,300	49,883,396
CVB Financial Corp.	1,361,200	12,591,100
East West Bancorp, Inc.	2,648,500	53,526,185

		116,000,681

BROKERAGE & MONEY MANAGEMENT - 3.9%
Affiliated Managers Group, Inc.*	508,000	51,536,600
T. Rowe Price Group, Inc.	833,550	50,296,407

		101,833,007

BUILDING PRODUCTS - 3.1%
Lumber Liquidators Holdings, Inc.*	959,600	24,373,840
Valspar Corp.	1,564,400	56,412,264

		80,786,104

CELLULAR COMMUNICATIONS - 1.4%
SBA Communications Corp. Class A*	964,900	36,849,531

CHEMICALS-SPECIALTY - 2.3%
RPM International, Inc.	2,667,710	61,410,684

CONSUMER SERVICES - 2.0%
Rollins, Inc.	2,583,170	52,645,005

DISTRIBUTION & WHOLESALE - 2.7%
United Stationers, Inc.	1,122,800	39,780,804
Watsco, Inc.	456,500	31,037,435

		70,818,239

ELECTRONIC EQUIPMENT MANUFACTURING - 2.3%
AMETEK, Inc.	1,328,100	59,631,690

ENERGY - 5.4%
Continental Resources, Inc.*	475,700	30,877,687
Core Laboratories NV (Netherlands)	346,000	38,592,840
FMC Technologies, Inc.*	736,160	32,972,606
Noble Energy, Inc.	422,600	37,877,638

		140,320,771

FLOORING & CARPETS - 2.1%
Mohawk Industries, Inc.*	923,900	55,424,761

FURNITURE & FIXTURES - 1.7%
Herman Miller, Inc.	1,613,100	43,908,582

HEALTH CARE INFORMATION SERVICES - 1.5%
Cerner Corp.*	627,060	38,319,637

HEALTH CARE PRODUCTS - 3.1%
DENTSPLY International, Inc.	1,352,900	51,518,432
Edwards Lifesciences Corp.*	330,370	28,801,657

		80,320,089

HEALTH CARE TECHNOLOGY - 1.5%
IDEXX Laboratories, Inc.*	504,100	39,097,996

INDUSTRIAL CONGLOMERATES - 3.9%
Cooper Industries Plc	846,800	50,528,556
Pall Corp.	900,700	50,646,361

		101,174,917

INDUSTRIAL SERVICES - 3.7%
Ritchie Bros. Auctioneers, Inc. (Canada)	1,243,600	34,186,564
Waste Connections, Inc.	2,022,600	64,177,098

		98,363,662

The accompanying notes are an integral part of the financial statements.

Meridian Growth Fund
Schedule of Investments (continued)
June 30, 2011

	Shares	Value

COMMON STOCKS (continued)
INSURANCE BROKERS - 4.8%
Brown & Brown, Inc.	2,251,850	$57,782,471
Willis Group Holdings Plc (United Kingdom)	1,668,530	68,593,268

		126,375,739

LEISURE & AMUSEMENT - 2.1%
Royal Caribbean Cruises, Ltd.*	1,481,600	55,767,424

REAL ESTATE MANAGEMENT & SERVICES - 2.0%
Jones Lang LaSalle, Inc.	549,200	51,789,560

RESTAURANTS - 3.5%
Arcos Dorados Holdings, Inc. Class A* (Argentina)	2,468,940	52,069,945
Cracker Barrel Old Country Store, Inc.	794,588	39,181,134

		91,251,079

RETAIL - 12.0%
Bed Bath & Beyond, Inc.*	1,048,700	61,212,619
CarMax, Inc.*	1,290,950	42,691,716
Coach, Inc.	928,900	59,384,577
Family Dollar Stores, Inc.	719,700	37,827,432
Mattel, Inc.	2,134,700	58,682,903
PetSmart, Inc.	1,222,300	55,455,751

		315,254,998

TECHNOLOGY - 7.1%
Autodesk, Inc.*	1,123,500	43,367,100
Netscout Systems, Inc.*	974,600	20,359,394
Open Text Corp.* (Canada)	408,700	26,164,974
Trimble Navigation, Ltd.*	1,060,800	42,050,112
Zebra Technologies Corp. Class A*	1,251,813	52,788,954

		184,730,534

TECH-SOFTWARE - 13.7%
Advent Software, Inc.*	1,575,476	44,381,159
Blackbaud, Inc.	1,748,900	48,479,508
BMC Software, Inc.*	933,200	51,046,040
Citrix Systems, Inc.*	375,600	30,048,000
MICROS Systems, Inc.*	1,021,600	50,783,736
Nuance Communications, Inc.*	1,525,100	32,743,897
Solera Holdings, Inc.	1,001,100	59,225,076
Teradata Corp.*	682,000	41,056,400

		357,763,816

TRUCKING - 2.2%
J.B. Hunt Transport Services, Inc.	1,215,500	57,237,895

TOTAL COMMON STOCKS - 95.0% (Cost $1,860,210,672)		2,484,489,768

U.S. GOVERNMENT OBLIGATIONS - 3.1%
U.S. Treasury Bill @ .036%** due 09/08/11 (Face Value $80,000,000)		79,999,200

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $79,994,633)		79,999,200

TOTAL INVESTMENTS - 98.1% (Cost $1,940,205,305)		2,564,488,968

CASH AND OTHER ASSETS, LESS LIABILITIES - 1.9%		50,592,859

NET ASSETS - 100.0%		$2,615,081,827

*	Non-income producing securities
**	Annualized yield at date of purchase

The accompanying notes are an integral part of the financial statements.

Meridian Value Fund
Schedule of Investments
June 30, 2011

	Shares	Value

COMMON STOCKS - 95.4%

AEROSPACE & DEFENSE - 1.1%
Orbital Sciences Corp.*	562,700	$9,481,495

AGRICULTURE - 1.9%
Monsanto Co.	223,100	16,183,674

AIR FREIGHT & LOGISTICS - 1.9%
UTi Worldwide, Inc.	862,000	16,972,780

AUTOMOTIVE WHOLESALE SERVICES - 2.9%
LKQ Corp.*	957,500	24,981,175

BANKING - 2.2%
Wells Fargo & Co.	683,400	19,176,204

BANKING-COMMERCIAL - 1.1%
CVB Financial Corp.	1,014,200	9,381,350

BROKERAGE & MONEY MANAGEMENT - 1.6%
TD Ameritrade Holding Corp.	710,500	13,861,855

BUSINESS SERVICES - 1.7%
Cintas Corp.	455,000	15,028,650

CONSULTING SERVICES - 1.0%
Huron Consulting Group, Inc.*	283,700	8,570,577

DIVERSIFIED FINANCIAL SERVICES - 6.5%
Broadridge Financial Solutions, Inc.	997,900	24,019,453
Equifax, Inc.	544,700	18,911,984
Heartland Payment Systems, Inc.	659,700	13,589,820

		56,521,257

ENERGY - 5.2%
Apache Corp.	77,500	9,562,725
EOG Resources, Inc.	216,700	22,655,985
Ultra Petroleum Corp.*	283,500	12,984,300

		45,203,010

ENVIRONMENTAL FACILITIES & SERVICES - 1.6%
Waste Management, Inc.	363,900	13,562,553

HEALTH CARE SERVICES - 0.9%
ICON Plc ADR* (Ireland)	351,000	8,269,560

HOME IMPROVEMENT RETAIL - 2.2%
Sherwin-Williams Co. (The)	230,100	19,298,487

HOUSEHOLD APPLIANCES - 2.5%
Stanley Black & Decker, Inc.	301,490	21,722,354

INDUSTRIAL - 3.2%
Aecon Group, Inc. (Canada)	521,800	4,371,553
Curtiss-Wright Corp.	214,100	6,930,417
Flowserve Corp.	149,800	16,461,522

		27,763,492

INDUSTRIAL PRODUCTS - 7.0%
Cummins, Inc.	84,400	8,734,556
General Cable Corp.*	280,400	11,939,432
Lincoln Electric Holdings, Inc.	495,000	17,745,750
Sealed Air Corp.	952,900	22,669,491

		61,089,229

The accompanying notes are an integral part of the financial statements.

Meridian Value Fund
Schedule of Investments (continued)
June 30, 2011

	Shares	Value

COMMON STOCKS (continued)
INDUSTRIAL SERVICES - 5.8%
Nalco Holdings Co.	618,300	$17,194,923
Ritchie Bros. Auctioneers, Inc. (Canada)	425,700	11,702,493
W.W. Grainger, Inc.	141,500	21,741,475

		50,638,891

INSURANCE BROKERS - 3.0%
Willis Group Holdings Plc (United Kingdom)	642,500	26,413,175

LEISURE & AMUSEMENT - 6.4%
Bally Technologies, Inc.*	282,800	11,504,304
Carnival Corp.	580,500	21,844,215
International Speedway Corp. Class A	180,600	5,130,846
Polaris Industries, Inc.	154,575	17,184,103

		55,663,468

METALS - 1.0%
Newmont Mining Corp.	156,400	8,440,908

OFFICE SERVICES & SUPPLIES - 2.4%
Steelcase, Inc. Class A	1,853,400	21,110,226

PHARMACEUTICALS - 1.2%
BioMarin Pharmaceutical, Inc.*	348,800	9,490,848
Hospira, Inc.*	15,100	855,566

		10,346,414

RAILROADS - 3.3%
GATX Corp.	208,000	7,720,960
Union Pacific Corp.	197,500	20,619,000

		28,339,960

REITS-DIVERSIFIED - 1.5%
Host Hotels & Resorts, Inc. REIT	783,646	13,282,800

RETAIL - 8.1%
Costco Wholesale Corp.	310,700	25,241,268
Kohl’s Corp.	410,600	20,534,106
Mattel, Inc.	894,600	24,592,554

		70,367,928

SEMICONDUCTORS - 1.6%
Power Integrations, Inc.	361,500	13,892,445

STORAGE - 1.6%
Mobile Mini, Inc.*	662,295	14,034,031

TECHNOLOGY - 5.5%
Autodesk, Inc.*	449,800	17,362,280
eBay, Inc.*	283,200	9,138,864
Zebra Technologies Corp. Class A*	508,200	21,430,794

		47,931,938

TECH-SOFTWARE - 2.8%
Citrix Systems, Inc.*	137,950	11,036,000
Compuware Corp.*	1,352,400	13,199,424

		24,235,424

TRANSPORTATION - 2.4%
Alexander & Baldwin, Inc.	428,300	20,626,928
TRUCKING - 1.7%
Heartland Express, Inc.	879,500	14,564,520

The accompanying notes are an integral part of the financial statements.

Meridian Value Fund
Schedule of Investments (continued)
June 30, 2011

	Shares	Value

COMMON STOCKS (continued)

UTILITIES - 2.6%
Hawaiian Electric Industries, Inc.	950,075	$22,858,804

TOTAL COMMON STOCKS - 95.4% (Cost $651,193,318)		829,815,562

U.S. GOVERNMENT OBLIGATIONS - 3.5%
U.S. Treasury Bill @ .036%** due 09/08/11 (Face Value $30,000,000)		29,999,700

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $29,997,988)		29,999,700

TOTAL INVESTMENTS - 98.9% (Cost $681,191,306)		859,815,262

CASH AND OTHER ASSETS, LESS LIABILITIES - 1.1%		9,496,714

NET ASSETS - 100.0%		$869,311,976

ADR - American Depository Receipt
REIT - Real Estate Investment Trust

*	Non-income producing securities
**	Annualized yield at date of purchase

The accompanying notes are an integral part of the financial statements.

Meridian Fund, Inc.
Statements of Assets and Liabilities
June 30, 2011

	Equity
	Income Fund	Growth Fund	Value Fund

ASSETS

Investments (Cost $29,966,974, $1,940,205,305 and $681,191,306, respectively)	$33,780,148	$2,564,488,968	$859,815,262
Cash	1,744,122	47,127,697	10,511,174
Receivable for:
Capital shares purchased	14,050	2,919,040	33,992
Securities sold	45,431	2,237,038	4,134,360
Dividends	79,575	1,808,474	887,532
Interest	72	3,180	832
Prepaid expenses	36,230	8,988	4,616

TOTAL ASSETS	35,699,628	2,618,593,385	875,387,768

LIABILITIES

Payable for:
Capital shares sold	—	1,809,150	1,540,238
Securities purchased	8,616	—	3,740,251
Accrued expenses:
Investment advisory fees	31,987	1,561,057	700,976
Professional fees	11,037	79,923	63,099
Directors’ fees	113	—	170
Other payables and accrued expenses	4,277	61,428	31,058

TOTAL LIABILITIES	56,030	3,511,558	6,075,792

NET ASSETS	$35,643,598	$2,615,081,827	$869,311,976

Capital shares issued and outstanding, par value $0.01 (500,000,000, 500,000,000 and 500,000,000 shares authorized, respectively)	3,358,022	54,931,993	29,376,767

Net asset value per share (offering and redemption price)	$10.61	$47.61	$29.59

Net Assets consist of:
Paid in capital	$36,989,887	$1,841,230,567	$915,076,865
Accumulated net realized gain (loss)	(5,628,073)	148,874,812	(227,645,228)
Net unrealized appreciation on investments	3,813,174	624,283,663	178,623,956
Undistributed net investment income	468,610	692,785	3,256,383

	$35,643,598	$2,615,081,827	$869,311,976

The accompanying notes are an integral part of the financial statements.

Meridian Fund, Inc.
Statements of Operations
For the Year Ended June 30, 2011

	Equity
	Income Fund	Growth Fund	Value Fund

INVESTMENT INCOME

Dividends	$1,006,261	$20,435,437	$12,902,363
Foreign tax withholding	—	(32,562)	(12,108)
Interest	792	87,383	42,188

Total investment income	1,007,053	20,490,258	12,932,443

EXPENSES

Investment advisory fees	284,003	15,602,035	8,885,478
Custodian fees	4,869	152,463	82,824
Directors’ fees and expenses	730	25,351	13,407
Pricing fees	25,917	194,638	99,756
Professional fees	31,154	143,326	93,859
Registration and filing fees	20,998	36,468	40,220
Reports to shareholders	3,285	151,110	51,100
Transfer agent fees	12,166	459,106	393,133
Miscellaneous expenses	1,256	28,297	16,046

Total expenses	384,378	16,792,794	9,675,823
Fees waived by Adviser (Note 2)	(1,193)	—	—

Net expenses	383,185	16,792,794	9,675,823

Net investment income	623,868	3,697,464	3,256,620

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on investments	1,390,957	183,214,046	115,450,037
Net change in unrealized appreciation/depreciation on investments	4,992,670	431,052,677	110,782,863

Net realized and unrealized gain on investments	6,383,627	614,266,723	226,232,900

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$7,007,495	$617,964,187	$229,489,520

The accompanying notes are an integral part of the financial statements.

Meridian Fund, Inc.
Statements of Changes in Net Assets

	Equity Income Fund		Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010

OPERATIONS

Net investment income	$623,868	$572,347	$3,697,464	$3,355,721
Net realized gain on investments	1,390,957	134,812	183,214,046	60,595,810
Net change in unrealized appreciation/depreciation on investments	4,992,670	4,752,277	431,052,677	200,490,358

Net increase in net assets from operations	7,007,495	5,459,436	617,964,187	264,441,889

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from ordinary income	(617,600)	(560,148)	(3,004,679)	(5,002,954)
Distributions from net realized capital gains	—	—	(345,185)	—
Distributions of Paid-in-Capital	—	—	—	(812,370)

Net distributions	(617,600)	(560,148)	(3,349,864)	(5,815,324)

CAPITAL SHARE TRANSACTIONS

Proceeds from sales of shares	4,344,602	916,172	944,903,617	231,057,644
Reinvestment of distributions	611,890	555,528	3,175,566	5,531,275
Redemption fees	218	4	237,068	33,340
Less: redemptions of shares	(639,833)	(2,153,472)	(386,114,353)	(254,639,438)

Increase (decrease) resulting from capital share transactions	4,316,877	(681,768)	562,201,898	(18,017,179)

Total increase in net assets	10,706,772	4,217,520	1,176,816,221	240,609,386

NET ASSETS

Beginning of year	24,936,826	20,719,306	1,438,265,606	1,197,656,220

End of year	$35,643,598	$24,936,826	$2,615,081,827	$1,438,265,606

Undistributed net investment income at end of year	$468,610	$462,342	$692,785	$—

The accompanying notes are an integral part of the financial statements.

Meridian Fund, Inc.
Statements of Changes in Net Assets

	Value Fund
	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

OPERATIONS

Net investment income	$3,256,620	$2,508,664
Net realized gain on investments	115,450,037	48,310,157
Net change in unrealized appreciation/depreciation on investments	110,782,863	59,475,624

Net increase in net assets from operations	229,489,520	110,294,445

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from ordinary income	(2,508,893)	(9,603,460)

Net distributions	(2,508,893)	(9,603,460)

CAPITAL SHARE TRANSACTIONS

Proceeds from sales of shares	41,931,473	65,052,660
Reinvestment of distributions	2,443,388	9,368,134
Redemption fees	6,091	13,847
Less: redemptions of shares	(204,985,104)	(203,762,134)

Decrease resulting from capital share transactions	(160,604,152)	(129,327,493)

Total increase (decrease) in net assets	66,376,475	(28,636,508)

NET ASSETS

Beginning of year	802,935,501	831,572,009

End of year	$869,311,976	$802,935,501

Undistributed net investment income at end of year	$3,256,383	$2,508,656

The accompanying notes are an integral part of the financial statements.

Meridian Equity Income Fund
Financial Highlights
Selected data for each share of capital stock outstanding throughout each period

								For the fiscal
								period from
								January 31, 2005
	For the Fiscal Year Ended June 30,							through
	2011		2010	2009	2008	2007	2006	June 30, 2005+

Net Asset Value - Beginning of Period	$8.51		$6.88	$10.37	$13.14	$11.05	$10.10	$10.00

Income (Loss) from Investment Operations

Net Investment Income	0.20	[1]	0.19 [1]	0.22 [1]	0.24[1]	0.18	0.15	0.06
Net Gains (Losses) on Investments (both realized and unrealized)	2.11		1.63	(2.96)	(2.25)	2.19	0.93	0.04

Total From Investment Operations	2.31		1.82	(2.74)	(2.01)	2.37	1.08	0.10

Less Distributions

Distributions from Net Investment Income	(0.21)		(0.19)	(0.22)	(0.22)	(0.17)	(0.12)	0.00
Distributions from Net Realized Capital Gains	0.00		0.00	(0.53)	(0.54)	(0.11)	(0.01)	0.00

Total Distributions	(0.21)		(0.19)	(0.75)	(0.76)	(0.28)	(0.13)	0.00

Net Asset Value - End of Period	$10.61		$8.51	$6.88	$10.37	$13.14	$11.05	$10.10

Total Return	27.30%		26.44%	(26.75% )	(15.84% )	21.61%	10.75%	1.00%	[2]

Ratios/Supplemental Data

Net Assets, End of Period (000’s)	$35,644		$24,937	$20,719	$33,519	$43,188	$25,451	$8,412
Ratio of Expenses to Average Net Assets
Before fees waived	1.25%		1.30%	1.43%	1.25% [4]	1.29%	1.67%	3.96%	[5]
After fees waived[6]	1.25%	[3]	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	[5]
Ratio of Net Investment Income to Average Net Assets
After fees waived	2.04%		2.27%	2.73%	2.02%	1.64%	1.80%	2.11%	[5]

Portfolio Turnover Rate	29%		63%	49%	62%	37%	60%	25%

+	The Fund commenced investment operations on January 31, 2005.

[1]	Per share net investment income has been calculated using the average daily shares method.

[2]	Not Annualized.

[3]	Includes fees waived, which were less than 0.01%.

[4]	The Advisor recouped $4,849 during the fiscal year ended June 30, 2008, representing previously reimbursed expenses. Had such payment not been made, the expense ratio would have been 1.24%.

[5]	Annualized.

[6]	See note 2 to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Meridian Growth Fund
Financial Highlights
Selected data for each share of capital stock outstanding throughout each period

	For the Fiscal Year Ended June 30,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002

Net Asset Value - Beginning of Year	$33.94	$27.89	$33.60	$42.74	$38.54	$35.77	$35.38	$27.24	$28.10	$31.30

Income (Loss) from Investment Operations

Net Investment Income (Loss)	0.08 [1]	0.08 [1]	0.15 [1]	0.05 [1]	0.04	(0.01)	(0.07)	(0.04)	(0.08)	(0.12)
Net Gains (Losses) on Investments (both realized and unrealized)	13.67	6.11	(4.68)	(5.56)	7.29	3.58	1.02	9.10	(0.11)	(0.24)

Total From Investment Operations	13.75	6.19	(4.53)	(5.51)	7.33	3.57	0.95	9.06	(0.19)	(0.36)

Less Distributions

Distributions from Net Investment Income	(0.07)	(0.12)	(0.09)	(0.05)	(0.01)	0.00	0.00	0.00	(0.06)	0.00
Distributions from Net Realized Capital Gains	(0.01)	0.00	(1.09)	(3.58)	(3.12)	(0.80)	(0.56)	(0.92)	(0.61)	(2.84)
Distributions from Paid in Capital Distribution	(0.00)	(0.02)	(0.00)[2]	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total Distributions	(0.08)	(0.14)	(1.18)	(3.63)	(3.13)	(0.80)	(0.56)	(0.92)	(0.67)	(2.84)

Net Asset Value - End of Year	$47.61	$33.94	$27.89	$33.60	$42.74	$38.54	$35.77	$35.38	$27.24	$28.10

Total Return	40.51%	22.18%	(13.01% )	(13.80% )	19.69%	10.08%	2.65%	33.65%	(0.20% )	0.42%

Ratios/Supplemental Data

Net Assets, End of Year (000’s)	$2,615,082	$1,438,266	$1,197,656	$1,516,015	$2,066,750	$1,689,374	$1,693,564	$1,273,302	$448,393	$310,659

Ratio of Expenses to Average Net Assets	0.81%	0.84%	0.86%	0.84%	0.84%	0.85%	0.86%	0.88%	0.95%	1.02%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.18%	0.24%	0.52%	0.13%	0.11%	(0.03% )	(0.21% )	(0.21% )	(0.47% )	(0.62% )

Portfolio Turnover Rate	26%	37%	35%	39%	40%	29%	32%	19%	27%	26%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.

[2]	Distribution includes a return of capital that rounds to less than $.01 per share.

The accompanying notes are an integral part of the financial statements.

Meridian Value Fund
Financial Highlights
Selected data for each share of capital stock outstanding throughout each period

	For the Fiscal Year Ended June 30,
	2011	2010	2009	2008	2007	2006	2005	2004	2003		2002

Net Asset Value - Beginning of Year	$22.80	$20.53	$29.43	$38.79	$36.14	$38.11	$40.35	$31.65	$30.34		$30.98

Income (Loss) from Investment Operations

Net Investment Income (Loss)	0.10 [1]	0.07 [1]	0.22 [1]	0.15 [1]	0.41	0.18	0.19	0.00	(0.03)		(0.05)
Net Gains (Losses) on Investments (both realized and unrealized)	6.77	2.45	(7.80)	(3.12)	7.74	2.45	2.96	8.70	1.34		(0.51)

Total From Investment Operations	6.87	2.52	(7.58)	(2.97)	8.15	2.63	3.15	8.70	1.31		(0.56)

Less Distributions

Distributions from Net Investment Income	(0.08)	(0.25)	0.00	(0.35)	(0.41)	(0.32)	(0.28)	0.00	0.00		(0.04)
Distributions from Net Realized Capital Gains	0.00	0.00	(1.32)	(6.04)	(5.09)	(4.28)	(5.11)	0.00	0.00		(0.04)

Total Distributions	(0.08)	(0.25)	(1.32)	(6.39)	(5.50)	(4.60)	(5.39)	0.00	0.00		(0.08)

Net Asset Value - End of Year	$29.59	$22.80	$20.53	$29.43	$38.79	$36.14	$38.11	$40.35	$31.65		$30.34

Total Return	30.13%	12.20%	(25.72% )	(8.82% )	23.90%	7.35%	8.00%	27.49%	4.32%		(1.78% )

Ratios/Supplemental Data

Net Assets, End of Year (000’s)	$869,312	$802,936	$831,572	$1,319,186	$1,819,440	$1,686,874	$2,271,478	$2,226,590	$1,456,552		$1,297,207

Ratio of Expenses to Average Net Assets	1.09%	1.09%	1.12%	1.09%	1.08%	1.09%	1.08%	1.09%	1.11%		1.12%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.37%	0.27%	0.97%	0.44%	0.59%	0.49%	0.48%	0.01%	(0.12%	)	(0.22% )

Portfolio Turnover Rate	38%	45%	87%	61%	75%	58%	59%	81%	60%		54%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.

The accompanying notes are an integral part of the financial statements.

Meridian Fund, Inc.
Notes to Financial Statements
For the Year Ended June 30, 2011

1.	Organization and Significant Accounting Policies: Meridian Fund, Inc. (the “Meridian Funds”) is comprised of the Meridian Equity Income Fund (the “Equity Income Fund”), the Meridian Growth Fund (the “Growth Fund”) and the Meridian Value Fund (the “Value Fund”). The Equity Income Fund, the Growth Fund and the Value Fund (each a “Fund” and collectively, the “Funds”) are registered under the Investment Company Act of 1940, as no-load, diversified, open-end management investment companies. The Equity Income Fund began operations and was registered on January 31, 2005. The Growth Fund began operations and was registered on August 1, 1984. The Value Fund began operations on February 10, 1994 and was registered on February 7, 1994.

The primary investment objective of the Equity Income Fund is to seek long-term growth of capital along with income as a component of total return.

The primary investment objective of the Growth Fund is to seek long-term growth of capital.

The primary investment objective of the Value Fund is to seek long-term growth of capital.

The following is a summary of significant accounting policies for all of the Funds:

a.	Investment Valuations: Marketable securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price. Securities and other assets for which reliable market quotations are not readily available or for which a significant event has occurred since the time of the most recent market quotation, will be valued at their fair value as determined by Aster Investment Management Company, Inc. (the “Adviser”) under the guidelines established by, and under the general supervision and responsibility of, the Funds’ Board of Directors (the “Board”). Short-term debt securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term debt securities with 60 days or less to maturity are valued at amortized cost which approximates fair market value.

b.	Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of their taxable income to their shareholders; therefore, no federal income tax provision is required.

c.	Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

d.	Cash and Cash Equivalents: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. Available funds are automatically swept into a Cash Reserve account, which preserves capital with a consistently competitive rate of return. Interest accrues daily and is credited by the third business day of the following month.

e.	Expenses: Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to the Funds are generally allocated to each Fund in proportion to their relative net assets.

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year Ended June 30, 2011

f.	Use of Estimates: The preparation of financial statements in accordance with accounting principals generally accepted in the U.S. (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and revenue and expenses at the date of the financial statements. Actual amounts could differ from those estimates.

g.	Distributions to Shareholders: The Funds record distributions to shareholders on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

h.	Guarantees and Indemnification: Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

i.	Fair Value Measurements: As described in Note 1.a. above, the Funds utilize various methods to determine and measure the fair value of investment securities on a recurring basis. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 – quoted prices in active markets for identical securities;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year Ended June 30, 2011

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used to value the Funds’ securities as of June 30, 2011 is as follows:

Valuation Inputs	Equity Income Fund	Growth Fund	Value Fund

Level 1 – Quoted Prices*	$33,780,148	$2,484,489,768	$829,815,562
Level 2 – Other Significant Observable Inputs**	—	79,999,200	29,999,700
Level 3 – Significant Unobservable Inputs	—	—	—

Total Market Value of Investments	$33,780,148	$2,564,488,968	$859,815,262

*	Level 1 investments are comprised of common stock with industry classifications as defined on the Schedule of Investments.
**	Level 2 investments are limited to U.S. Treasury Securities.

During the year ended June 30, 2011 there were no reportable transfers between levels requiring disclosure in conformity with Financial Accounting Standards Board Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”

In May 2011 the Financial Accounting Standards Board issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

2.	Related Parties: The Funds have entered into management agreements with the Adviser. Certain Officers and/or Directors of the Funds are also Officers and/or Directors of the Adviser. Beneficial ownership in the Funds by Richard F. Aster, Jr., President, as of June 30, 2011 were as follows:

Equity Income Fund	68.35%
Growth Fund	0.99%
Value Fund	2.52%

The Adviser receives from the Equity Income Fund, as compensation for its services, an annual fee of 1% of the first $10,000,000 of the Equity Income Fund’s net assets, 0.90% of the next $20,000,000 of the Equity Income Fund’s net assets, 0.80% of the next $20,000,000 of the Equity Income Fund’s net assets and 0.70% of the Equity Income Fund’s net assets in excess of $50,000,000. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.

The Adviser receives from the Growth Fund, as compensation for its services, an annual fee of 1% of the first $50,000,000 of the Growth Fund’s net assets and 0.75% of the Growth Fund’s net assets in excess of $50,000,000. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year Ended June 30, 2011

The Adviser receives from the Value Fund, as compensation for its services, an annual fee of 1% of the Value Fund’s net assets. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.

The Adviser voluntarily agreed to waive its fee and reimburse expenses, to the extent that total annual operating expenses for the Equity Income Fund exceeds 1.25%. The Investment Adviser has voluntarily agreed to limit the operating expenses of the Growth and Value Funds to 2.50%. With respect to these limits, the Adviser waived fees in the amount of $1,193 for the Equity Income Fund but did not waive fees for the Growth and Value Funds, during the year ended June 30, 2011.

For a period not to exceed three years from the date on which a waiver or reimbursement of expenses in excess of the expense limitation is made by the Adviser, the Equity Income Fund will carry forward, and may repay the Adviser such amounts; provided the Fund is able to effect such reimbursement and maintain the expense limitation.

At June 30, 2011, the balance of carried forward recoupable expenses along with the year of expiration for the Equity Income Fund was:

Amount	Expiration

$44,638	2012
12,855	2013
1,193	2014

Subject to the approval of the Board, the Fund will repay the Adviser the amount of its reimbursement for the Equity Income Fund for up to three years following the reimbursement to the extent the Equity Income Fund’s expenses drop below 1.25%, after giving effect to repayment by the Fund. Either the Fund or the Adviser can modify or terminate this arrangement at any time.

3.	Capital Shares Transactions: Transactions in capital shares for the year ended June 30, 2011 and year ended June 30, 2010 were as follows:

	Equity Income Fund
	June 30,	June 30,
	2011	2010

Increase in Fund shares:
Shares sold	430,560	102,162
Shares issued from reinvestment of distributions	62,694	64,075

	493,254	166,237
Shares redeemed	(64,601)	(250,390)

Net increase (decrease)	428,653	(84,153)

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year Ended June 30, 2011

	Growth Fund
	June 30,	June 30,
	2011	2010

Increase in Fund shares:
Shares sold	21,278,458	6,935,285
Shares issued from reinvestment of distributions	72,106	162,637

	21,350,564	7,097,922
Shares redeemed	(8,799,381)	(7,666,732)

Net increase (decrease)	12,551,183	(568,810)

	Value Fund
	June 30,	June 30,
	2011	2010

Increase in Fund shares:
Shares sold	1,509,297	2,717,508
Shares issued from reinvestment of distributions	86,096	382,841

	1,595,393	3,100,349
Shares redeemed	(7,430,764)	(8,391,590)

Net decrease	(5,835,371)	(5,291,241)

4.	Compensation of Directors and Officers: Directors and Officers of the Funds who are Directors and/or Officers of the Adviser receive no compensation from the Funds. For the fiscal year ended June 30, 2011, Directors of the Funds who are not interested persons, as defined in the Investment Company Act of 1940, receive compensation in the amount of a minimum of $6,000 per annum, paid at each director’s election in either cash or Fund shares. The difference between an average of the share prices of the three series Funds taken at the beginning and the end of the Funds’ fiscal year will be used to calculate an adjustment to the prior year’s director’s fee compensation. Compensation will not adjust below $6,000. An additional $1,000 will be paid to each unaffiliated director for each Board of Directors meeting attended other than the annual meeting.

5.	Investment Transactions: The cost of investments purchased and the proceeds from sales of investments, excluding short-term securities and U.S. government obligations, for the year ended June 30, 2011, were as follows:

	Purchases	Proceeds from Sales

Equity Income Fund	$12,127,474	$8,333,089
Growth Fund	1,025,277,554	513,121,822
Value Fund	314,030,693	468,353,161

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year Ended June 30, 2011

6.	Distribution Information: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions made during the fiscal years ended June 30, 2011 and June 30, 2010 were as follows:

2011 Taxable Distributions

		Net
		Long-Term	Total
	Ordinary Income	Capital Gain	Distributions

Equity Income Fund	$617,600	$—	$617,600
Growth Fund	3,004,679	345,185	3,349,864
Value Fund	2,508,893	—	2,508,893

2010 Taxable Distributions

		Distributions of	Total
	Ordinary Income	Paid-in-Capital	Distributions

Equity Income Fund	$560,148	$—	$560,148
Growth Fund	5,002,954	812,370	5,815,324
Value Fund	9,603,460	—	9,603,460

7.	Federal Income Taxes Information: Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The aggregate cost of investments, unrealized appreciation and depreciation, for federal income tax purposes at June 30, 2011 is as follows:

		Aggregate	Aggregate
		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Aggregate Cost	Appreciation	Depreciation	Appreciation

Equity Income Fund	$29,989,082	$4,454,321	$(663,255)	$3,791,066
Growth Fund	1,943,635,587	639,654,708	(18,801,327)	620,853,381
Value Fund	683,269,462	184,803,109	(8,257,309)	176,545,800

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year Ended June 30, 2011

Components of Accumulated Earnings (Losses) on a Tax Basis

	Equity Income Fund	Growth Fund	Value Fund

Undistributed ordinary income	$468,610	$1,662,371	$3,256,383
Capital loss carry forward	(5,605,965)	—	(225,567,072)
Undistributed long-term capital gains	—	151,335,508	—
Unrealized appreciation	3,791,066	620,853,381	176,545,800

Total Accumulated Earnings/(losses)	$(1,346,289)	$773,851,260	$(45,764,889)

The differences between book and tax-basis unrealized appreciation are attributable to the tax deferral of losses on wash sales.

As of June 30, 2011 the Funds had capital loss carry forwards available to offset future realized capital gains through the indicated expiration dates:

	Amount	Expires

Equity Income Fund	$5,605,965	2018
Value Fund	225,567,072	2018

Capital loss carryforwards utilized in the current year were $1,391,768, $31,465,152 and $114,994,819 for Equity Income Fund, Growth Fund and Value Fund, respectively.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the eight-year limit on the carry forward and use of capital losses was eliminated and capital losses incurred by the Funds after June 30, 2011 will not be subject to expiration. In addition, losses incurred after June 30, 2011 will retain their character as either a short-term or long-term capital loss on the first day of the next taxable year and must be utilized prior to the losses incurred in pre-enactment taxable years.

8.	Subsequent Events: Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued, and has noted no additional events that require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of Meridian Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Meridian Equity Income Fund, Meridian Growth Fund and Meridian Value Fund (constituting Meridian Fund, Inc. hereafter referred to as the “Funds”) at June 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

San Francisco, California
August 16, 2011

Meridian Fund, Inc.
Additional Information (unaudited)
For the Year Ended June 30, 2011

1.	Proxy Voting Record and Proxy Voting Policies and Procedures: A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities along with information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (i) without charge, upon request, by calling (800) 446-6662; (ii) on our website at http://www.meridianfund.com; and (iii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

2.	Information on Form N-Q: The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

Information About the Directors and
Officers of Meridian Fund, Inc. (unaudited)

The individuals listed below serve as directors or officers of Meridian Fund, Inc. (the “Meridian Funds”). Each director of the Meridian Funds serves until a successor is elected and qualified or until resignation. Each officer of the Meridian Funds is elected annually by the Board of Directors. The address of all officers and directors is 60 East Sir Francis Drake Blvd., Suite 306, Larkspur, CA 94939. The Meridian Funds’ Statement of Additional Information (SAI) includes more information about the Directors. To request a free copy, call Meridian at 1-800-446-6662.

Interested Directors *

Richard F. Aster, Jr. (71)
Positions(s) Held with Fund: President, Chairman of the Board, Portfolio Manager
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: President, Aster Investment Management, Inc.
Number of Portfolios Overseen: 3
Other Directorships: None

Michael Stolper (66)
Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: President, Stolper & Company, Inc. (an investment adviser and broker/dealer)
Number of Portfolios Overseen: 3
Other Directorships: Window Pane Funds

*	Aster Investment Management, Inc. is investment adviser to the Meridian Funds. Mr. Stolper is a minority owner of Aster Investment Management, Inc.

Independent Directors

John S. Emrich, CFA (43)
Positions(s) Held with Fund: Director
Length of Service (Beginning Date): October 6, 2010
Principal Occupation(s) During Past 5 Years: Co-founder and Portfolio Manager, Ironworks Capital Management (investment adviser), April 2005 to present.
Number of Portfolios Overseen: 3
Other Directorships: None

Michael S. Erickson (59)
Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Private Investor, August 2007 to present; Chairman & CFO, AeroAstro (spacecraft parts and systems), September 1998 to August 2007; Trustee, The Marin School, September 2005 to June 2008.
Number of Portfolios Overseen: 3
Other Directorships: None

Information About the Directors and
Officers of Meridian Fund, Inc. (continued)

Independent Directors (continued)

James Bernard Glavin (76)
Positions(s) Held with Fund: Vice Chairman of the Board
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Retired; previously Chairman of the Board, Orchestra Therapeutics, Inc.
Number of Portfolios Overseen: 3
Other Directorships: None

Herbert Charles Kay (74)
Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Private Investor, January 2005 to present.
Number of Portfolios Overseen: 3
Other Directorships: None

Ronald Rotter (68)
Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 2, 2007
Principal Occupation(s) During Past 5 Years: Retired; Co-founder, Managing Partner and portfolio manager, RBR Capital Management (a long/short consumer sector equity hedge fund); Private Investor
Number of Portfolios Overseen: 3
Other Directorships: None

Officers

Gregg B. Keeling, CPA (56)
Positions(s) Held with Fund: Chief Financial Officer, Treasurer, Secretary and Chief Compliance Officer
Length of Service: (Beginning Date) April 1999
Principal Occupation(s) During Past 5 Years: Vice President of Operations, Principal Financial and Accounting Officer and Chief Compliance Officer, Aster Investment Management, Inc., April 1999 to present.

2011 TAX NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Please consult your tax advisor for proper treatment of this information.

For the period July 1, 2010 to June 30, 2011 the Funds designated the following items with regard to distributions paid during the period. All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Pursuant to Internal Revenue Code Section 852(b)(3), the Growth Fund designated the amount $345,185 as a long-term capital gain distribution for the year ended June 30, 2011.

Pursuant to Internal Revenue Code Section 854(b)(2), the Funds listed below designate a percentage of their ordinary income dividends distributed during the year ended June 30, 2011 as qualifying for the corporate dividends-received deduction:

Equity Income Fund	100.00%
Growth Fund	100.00%
Value Fund	100.00%

Pursuant to Section I (h)(11) of the Internal Revenue Code, the Funds listed below designate the following amounts of their income dividends paid during the year ended June 30, 2011 as qualified dividend income (QDI):

Equity Income Fund	100.00%
Growth Fund	100.00%
Value Fund	100.00%

U.S. Government interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exception of these amounts from state income for the Funds.

U.S. Government interest:

Equity Income Fund	0.00%
Growth Fund	0.28%
Value Fund	0.25%

MERIDIAN FUND, INC.

This report is submitted for
the information of shareholders of
Meridian Fund, Inc. It is not
authorized for distribution to
prospective investors unless
preceded or accompanied by an
effective prospectus.
Officers and Directors

RICHARD F. ASTER, JR.
President and Director

JOHN EMRICH

MICHAEL S. ERICKSON

JAMES B. GLAVIN

HERBERT C. KAY

RONALD ROTTER

MICHAEL STOLPER
Directors

GREGG B. KEELING
Chief Financial Officer
Treasurer, Secretary and
Chief Compliance Officer

Custodian
THE BANK OF NEW YORK MELLON
New York, New York

Transfer Agent and Disbursing Agent
BNY MELLON INVESTMENT SERVICING (US) INC.
King of Prussia, Pennsylvania
(800) 446-6662

Counsel
GOODWIN PROCTER LLP
Washington, D.C.

Independent Registered Public
Accounting Firm
PRICEWATERHOUSECOOPERS LLP
San Francisco, California

MERIDIAN EQUITY INCOME FUND®
MERIDIAN GROWTH FUND®
MERIDIAN VALUE FUND®

ANNUAL REPORT

60 E. Sir Francis Drake Blvd.
Wood Island, Suite 306
Larkspur, CA 94939

www.meridianfund.com

Telephone (800) 446-6662

June 30, 2011

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s board of directors has determined that James Glavin is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $91,880 in 2011 and $88,350 in 2010.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2011 and $0 in 2010.

Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $21,210 in 2011 and $20,400 in 2010.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2011 and $0 in 2010.
(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES PROVIDED TO
THE COMPANY
1.	Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefore. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section shall be presented to the full Committee at each of its scheduled meetings.

2.	De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:
a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.
Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

               PROHIBITED SERVICES
The Committee shall confirm with the Auditor engaged to perform the audit of the Company that the Auditor is not performing contemporaneously any of the following non-audit services for the Company, the Adviser, or any affiliates of the Company or Adviser:
1.	bookkeeping or other services related to the accounting records or financial statements of the Company;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	N/A

(c)	100%

(d)	N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2011 and $0 in 2010.

(h)	Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 was included as Exhibit (a)(1) of the registrant’s Form N-CSR filed on August 31, 2009 (Accession No. 0000950123-09-039788), and is hereby incorporated by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Meridian Fund, Inc.®
By (Signature and Title)*	/s/ Richard F. Aster
Richard F. Aster, President & CEO
(principal executive officer)

Date 8/25/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard F. Aster
Richard F. Aster, President & CEO
(principal executive officer)

Date 8/25/11

By (Signature and Title)*	/s/ Gregg B. Keeling
Gregg B. Keeling, CFO & Treasurer
(principal financial officer)

Date 8/25/11

*	Print the name and title of each signing officer under his or her signature.